Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906

OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Jack (J.D.) Draper, President and Chief Executive Officer of FIRSTPLUS Financial Group, Inc. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.             The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2006	/s/ Jack (J.D.) Draper

Jack (J.D.) Draper

President and Chief Executive Officer

Principal Executive Officer